EXHIBIT 32

CERTIFICATION BY

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Derek P. Schmidt, President & Chief Executive Officer, and Michael J. Ressler, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;
(2)
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: August 19, 2026

/s/ Derek P. Schmidt
Derek P. Schmidt President & Chief Executive Officer

/s/ Michael J. Ressler
Michael J. Ressler Chief Financial Officer